UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 20, 2012

JTH HOLDING, INC.

(Exact name of registrant as specified in charter)

Delaware	000-54660	27-3561876
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia  23454

(Address of Principal Executive Offices)  (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure

On June 20, 2012, John T. Hewitt, Founder and Chief Executive Officer of JTH Holding, Inc. (the “Company”), and Mark F. Baumgartner, Vice President and Chief Financial Officer of the Company, will be presenting at the Jefferies Global Consumer Conference in Nantucket, Massachusetts. The related written presentation of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K and a copy of the press release regarding this presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	JTH Holding, Inc. presentation slides.
99.2	JTH Holding, Inc. press release issued June 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JTH HOLDING, INC.

Date: June 20, 2012	By:	/s/ James J. Wheaton
James J. Wheaton
Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1	JTH Holding, Inc. presentation slides.
Exhibit 99.2	JTH Holding, Inc. press release issued June 14, 2012.